SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 20, 2004
                                          -------------
                        (Date of earliest event reported)


                              USAA ACCEPTANCE, LLC
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             (Exact name of registrant as specified in its charter)


   State of Delaware                333-112241                71-0898378
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(State or other jurisdiction of     (Commission File No.)    (IRS Employer
       incorporation)                                       Identification No.)

            9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (210) 498-0299.

This filing relates to Registration Statement No.:  333-112241.




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Item 5.  Other Events.
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         The Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank is attached hereto as Exhibit 25.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)   Financial statements of businesses acquired:

               None

         (b)   Pro forma financial information:

               None

         (c)   Exhibits:

               Exhibit 25 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:  USAA Acceptance, LLC


Dated: July 20, 2004                By:  /s/ Michael Broker
                                         ------------------------------------
                                         Michael J. Broker
                                         Vice President and Banking Counsel

                                  EXHIBIT INDEX
                                  -------------



   Exhibit No.      Description of Exhibit
   -----------      ----------------------

Exhibit 25 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.